Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of June, 2005.

VINCENT A. CALARCO
Vincent A. Calarco

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of June, 2005.

GEORGE CAMPBELL, JR.
George Campbell, Jr.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of June, 2005.

GORDON J. DAVIS
Gordon J. Davis

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of June, 2005.

MICHAEL J. DEL GIUDICE
Michael J. Del Giudice

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of June, 2005.

JOAN S. FREILICH
Joan S. Freilich

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of June, 2005.

ELLEN V. FUTTER
Ellen V. Futter

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of June, 2005.

SALLY HERNANDEZ
Sally Hernandez

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of June, 2005.

PETER W. LIKINS
Peter W. Likins

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of June, 2005.

EUGENE R. MCGRATH
Eugene R. McGrath

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of June, 2005.

EDWARD J. RASMUSSEN
Edward J. Rasmussen

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of June, 2005.

FREDERIC V. SALERNO
Frederic V. Salerno

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Joseph P. Oates and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of June, 2005.

STEPHEN R. VOLK
Stephen R. Volk